SUPPLEMENT TO THE SPARTAN U.S. EQUITY INDEX FUND APRIL 29, 1997 PROSPECTUS
       SHAREHOLDER MEETING.    On or about November 19, 1997, a shareholder
meeting will be held to consider the adoption of a subadvisory agreement with Bankers Trust Company and to consider other proposals. If shareholders of record on September 22, 1997 approve the subadvisory agreement, Bankers Trust Company will assume portfolio management responsibilities for the fund. Fidelity Management & Research Company will retain supervisory responsibility for investment management and other fund operations under its management contract with the fund. Proxy statements will be mailed on or about September 22, 1997.
The following information replaces similar information found in "Expenses" on page P-3:
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.28%, 0.27%, and 0.55% for the fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.